Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement dated as of August 31, 2012 (this “Amendment”) is entered into by and among Guess ?, Inc. (the “Borrower”) and the Lenders party hereto with reference to the Credit Agreement, dated as of July 6, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.  Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent and the Lenders that it intends to increase (the “2012 Increase”) the Aggregate Commitments by $100,000,000 on or before September 30, 2012;

WHEREAS, certain Lenders have agreed to increase their Commitments and certain Additional Lenders have agreed to provide new Commitments in an aggregate amount equal to the 2012 Increase; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement prior to the 2012 Increase.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendments.  Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended by inserting, in alphabetical order, the following new defined term:

“2012 Increase” means the increase to the Aggregate Commitments by $100,000,000 by certain Lenders and certain Additional Lenders on or before September 30, 2012.

(b)           The definition of “Approved Currency Sublimit” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference therein to “$50,000,000” with a reference to “$200,000,000”.

(c)           The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference therein to “$75,000,000” with a reference to “$125,000,000”.

(d)           The definition of “EBITDAR” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference therein to “$75,000,000” with a reference to “$125,000,000”.

(e)           The definition of “Total Adjusted Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference therein to “$75,000,000” with a reference to “$125,000,000”.

(f)          Section 2.14(a) of the Credit Agreement is hereby amended by replacing the reference therein to “$100,000,000” with a reference to “$200,000,000, which amount shall automatically reduce to $100,000,000 without further action by any party upon the earlier to occur of (x) consummation of the 2012 Increase and (y) September 30, 2012”.

(g)          Section 7.02(j) of the Credit Agreement is hereby amended by replacing the reference therein to “$250,000,000” with a reference to “$300,000,000”.

(h)         Section 7.02(r) of the Credit Agreement is hereby amended by replacing the reference therein to “$400,000,000” with a reference to “$500,000,000”.

2.             Conditions Precedent.  This Amendment shall become effective on the date (the “Amendment Effective Date” that the Administrative Agent shall have received each of the following:

(a)           counterparts of this Amendment duly executed by the Borrower, Lenders constituting Required Lenders and the Administrative Agent;

(b)           a written consent hereto (the “Consent”) executed by the Guarantors in substantially the form of Exhibit A attached hereto;

(c)           a certificate of a Responsible Officer of the Borrower stating that (A) the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of such certification, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default has occurred and is continuing; and

(d)           all fees required to be paid to the Administrative Agent or any Lender and all expenses for which reasonably detailed invoices have been presented on or before the Amendment Effective Date shall have been paid.

3.             Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of such certification, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default now exists.

4.             Confirmation. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.  In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

5.             Counterparts.  This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.             Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  In addition to and without limitation of any of the foregoing, this Amendment shall be deemed to be a Loan Document and shall otherwise be subject to all of the terms and conditions contained in Sections 10.14 and 10.15 of the Credit Agreement, as amended by the Amendment, mutatis mutandi.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

GUESS ?, INC.

By:	/s/ Dennis Secor
Name: Dennis Secor
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Keith Winzenried
Name:	Keith Winzenried
Title:	Credit Executive

Bank of America, as a Lender

By:	/s/ Adam Feit
Name:	Adam Feit
Title:	Senior Vice President

Bank of the West, as a Lender

By:	/s/ Shikha Rehman
Name:	Shikha Rehman
Title:	Senior Vice President

HSBC Bank USA, National
Association, as a Lender

By:	/s/ Dean Lochrie
Name:	Dean Lochrie
Title:	Vice President

ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Keith Winzenried
Name:	Keith Winzenried
Title:	Credit Executive

Exhibit A to Amendment No. 1

CONSENT

Dated as of August 31, 2012

Each of the undersigned hereby (a) acknowledges that (i) it has reviewed Amendment No. 1, dated as of August 31, 2012 (the “Amendment”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Amendment) to the Credit Agreement, dated as of July 6, 2011, among Guess ?, Inc., as the Borrower, the Lenders party thereto and the Administrative Agent, (ii) the Guaranty remains in full force and effect, and (iii) under the terms of the Guaranty, it guarantees the Guaranteed Obligations (as defined in the Guaranty), and (b) agrees that the Guaranty is hereby reaffirmed, ratified, approved and confirmed in each and every respect, except that, upon the effectiveness of, and on and after the date of, this Amendment, each reference in the Guaranty to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the Amendment.

GUESS.com, Inc.
GUESS? Retail, Inc.
GUESS? Value, LLC
GUESS? Bermuda Holdings, LLC

By:
Name:
Title:

A-1